UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):          January 12, 2012

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26068	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Newport Center Drive Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (949) 480-8300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION

On January 12, 2012, a subsidiary of Acacia Research Corporation, acquired ADAPTIX, Inc., a pioneer in the development of 4G orthogonal frequency division multiple access (OFDMA) technology for mobile wireless systems. The purpose of this amended current report is to file the financial information of the business acquired and the unaudited pro forma financial information listed below, pursuant to Items 2.01 and 9.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Financial statements of ADAPTIX, Inc. as of and for the years ended December 31, 2010 and 2009 (audited) are filed as Exhibit 99.1 to this Report and incorporated herein by reference.

(b) Pro Forma Financial Information

Pro forma financial statements relating to the acquisition of ADAPTIX, Inc., as described above, are furnished as Exhibit 99.2 of this Report and incorporated herein by reference.

(c) Exhibits. The following exhibits are included with this Form 8-K/A:

23.1 Consent of Moss Adams LLP, independent certified public accountants of ADAPTIX, Inc.

99.1 Financial statements of ADAPTIX, Inc. for the years ended December 31, 2010 and 2009 (audited)

99.2 Unaudited pro forma combined financial statements related to the acquisition of ADAPTIX, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: March 21, 2012	By:	/s/ Paul R. Ryan
Name: Paul R. Ryan
Title: Chief Executive Officer and
President